UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2019

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Bethesda, Maryland 20814
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class: Common Stock, $0.01 par value 6.875% Series C Preferred Stock, $0.01 par value 6.125% Series D Preferred Stock, $0.01 par value	Name of exchange on which registered: New York Stock Exchange New York Stock Exchange New York Stock Exchange	Trading symbol: BFS BFS/PRC BFS/PRD

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 3, 2019, the Company held its Annual Meeting of Stockholders, at which George P. Clancy, Jr., J. Page Lansdale, and Andrew M. Saul II were reelected to the Board of Directors for three year terms expiring at the 2022 Annual Meeting. The terms of the remaining Board members did not expire as of the May 3, 2019 meeting, and those individuals continue as directors of the Company. Holders of 21,567,157 shares of the Company’s common stock voted in person at the meeting or by proxy (representing 94.8% of the 22,749,334 shares eligible to vote) as follows:

In Favor         Withheld     Not Voted
George P. Clancy, Jr.        20,034,540     534,311    998,306
J. Page Lansdale            16,155,816     4,413,035    998,306
Andrew M. Saul II            15,698,392     4,870,459    998,306

The stockholders voted for the ratification of Deloitte & Touche LLP as independent public accountants as follows:

In Favor        Opposed        Abstain
21,531,671    15,356        20,130

The stockholders voted for the amendment of 2004 Stock Plan as follows:

In Favor        Opposed        Abstain        Not Voted
16,336,459    4,194,758    37,634        998,306

Item 8.01. Other Events.

The Company posted on its web site, www.saulcenters.com, a presentation given by management at the Company’s annual meeting of stockholders. The presentation is Exhibit 99.(a) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99. (a)	Annual Meeting Presentation, delivered May 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: May 6, 2019